AT THE TIME OF THIS WARRANT CERTIFICATE, NEITHER THE RIGHTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES EXERCISABLE UPON THE EXERCISE HEREOF HAVE BEEN REGISTERED FOR OFFER OR SALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT OR AN APPLICABLE EXEMPTION THEREFROM, UPON THE OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                             TOTAL CONTROL PRODUCTS, INC.

                           WARRANT TO PURCHASE COMMON STOCK

         This Warrant Certificate certifies that Kurt Priester ("PRIESTER") is the registered holder of 100,000 warrants (the "WARRANTS") to purchase shares of Common Stock, no par value per share (the "SHARES"), of TOTAL CONTROL PRODUCTS, INC., an Illinois corporation (the "COMPANY"), on the terms and subject to the conditions set forth below. Each Warrant entitles Priester, upon exercise, to receive from the Company one share (the "CONVERSION RATIO") of fully paid, nonassessable Common Stock of the Company for $12.875 per share (the "WARRANT EXERCISE PRICE").

                                     DEFINITIONS

         SECTION I. DEFINITIONS. The following words and terms as used in this Warrant Certificate shall have the following meanings:

         "AFFILIATE" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person.

         "BOARD" means the Board of Directors of the Company.

         "BUSINESS DAY" means a day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York are authorized or obligated by law or required by executive order to be closed.

         "COMMON STOCK", when used with reference to stock of the Company, means all shares now or hereafter authorized of any class of the common stock of the Company.

         "CONVERTIBLE SECURITIES" shall mean any securities issued by the Company after the date hereof which are convertible into, or exchangeable for, directly or indirectly, shares of Common Stock.

         "PERSON" means a domestic or foreign individual or corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as the same may be amended from time to time, and the regulations thereunder.

         "TRADING DAY" shall mean any day on which NASDAQ is open for trading on a regular basis.

         SECTION II. TERMINATION OF WARRANTS. All of the Warrants evidenced by this Warrant Certificate are fully vested and exercisable as of the date hereof. The Warrants represented by this Warrant Certificate may not be exercised after 5:00 p.m., Chicago, Illinois local time, on October 5, 2007 and, to the extent not exercised on or before 5:00 p.m., Chicago, Illinois, local time, on October 5, 2007 such Warrants shall become void.

         SECTION III. EXERCISE OF WARRANT. Subject to the terms and conditions hereof, any portion of the Warrants may be exercised by Priester by
(i) delivery of a written notice to the Company, in the form of the Subscription Notice attached as EXHIBIT A hereto, (ii) payment by Priester to the Company of an amount equal to the Warrant Exercise Price times the number of Warrants so exercised (plus any applicable issue or transfer taxes) in cash or by certified or official bank check in immediately available funds, (iii) the surrender of this Warrant Certificate, properly endorsed, at the principal office of the Company (or at such other agency or office of the Company as the Company may designate by notice to Priester) and (iv) delivery to the Company by Priester of a letter in the form of EXHIBIT B hereto, provided however, that Priester may not exercise any portion of the Warrants more than once in any calendar quarter without the prior written consent of the Chief Executive Officer of the Company. If, at the time of exercise, Priester has not elected to exercise all Warrants that have not already been previously exercised pursuant to the terms of this Warrant Certificate, upon the Company's receipt of each of the documents referred to in this Section III, in addition to the issuance of a stock certificate representing the Shares issuable upon exercise of the Warrants, the Company shall issue a new Warrant Certificate to Priester, on the same terms as set forth herein, representing the number of Warrants that have not been previously exercised. Fractional shares of Common Stock shall not be issued upon the exercise of the Warrants. In lieu thereof, the Company shall pay Priester cash in an amount equal to such fractional share interest multiplied by the closing price of a share of Common Stock as of the date of exercise.

         SECTION IV. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that all Shares which may be issued upon the exercise of any Warrant represented by this Warrant Certificate will, upon issuance and payment of the Warrant Exercise Price applicable to such Shares, be validly issued, fully paid and nonassessable. The Company further covenants and agrees that during the period within which the any portion of this Warrant Certificate may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common

Stock to provide for the exercise of any portion of this Warrant Certificate and that the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

         SECTION V.     ADJUSTMENTS.    If the outstanding Shares are increased
or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalization, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which these Warrants may thereafter be exercised. The Company shall make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for the Warrant holder. No adjustment provided for in this Section V shall require the Company to issue or sell a fraction of a share or other security.

         SECTION VI. TAXES. The Company shall not be required to pay any tax or taxes attributable to the initial issuance of shares of Common Stock upon any exercise, in whole or part, of this Warrant Certificate.

         SECTION VII. WARRANT HOLDER NOT DEEMED A SHAREHOLDER. No holder, as such, of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant Certificate be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance of record to the holder of this Warrant Certificate of the Shares which he is then entitled to receive upon the due exercise of this Warrant Certificate.

         SECTION VIII. NO LIMITATION ON CORPORATE ACTION. No provisions of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its Articles of Incorporation, reorganize, consolidate or merge with or into another corporation, or to transfer, all or any part of its property or assets, or the exercise or any other of its corporate rights and powers.

         SECTION IX. NOT TRANSFERABLE. This Warrant Certificate and the Warrants represented hereby are not transferable to any other Person, without the prior written consent of the Company.

         SECTION X. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT CERTIFICATE. If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Company shall, on such term as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant Certificate, include the surrender thereof), issue a new Warrant Certificate of like denomination and tenor as the Warrant Certificate so lost, stolen, mutilated or destroyed. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

         SECTION XI. NOTICES. All notices and other communications under this Warrant Certificate shall (a) be in writing, (b) be sent by (i) registered or certified mail, postage prepaid, return receipt requested, (ii) telecopier, or
(iii) delivered by hand, (c) be given at the following respective addresses and telecopier and telephone number and to the attention of the following persons:

                   (i)     if to the Company at:

                           Total Control Products, Inc.
                           2001 North Janice Avenue
                           Melrose Park, Illinois 60160
                           Telecopier No.: (708) 345-5670
                           Telephone No.: (708) 345-5500
                           Attention: Chief Executive Officer

                           with a copy to:

                           D'Ancona & Pflaum
                           30 North LaSalle Street
                           Suite 2900
                           Chicago, Illinois  60602
                           Telecopier No.: (312) 580-0923
                           Telephone No.: (312) 580-2120
                           Attention: Mark S. Albert, Esq.

                   (ii)    if to Priester:

                           Kurt Priester
                           119 Cliffwood Lane
                           Greer, South Carolina 29601
                           Telecopier No.:
                           Telephone No.:
                           Attention: Mr. Kurt Priester

or at such other address or telecopier or telephone number or to the attention of such other person as the party to whom such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address", and (d) be effective or deemed delivered or furnished (i) if given by mail, on the third Business Day after such communication is deposited in the mail, addressed as above provided, (ii) if given by telecopier, when such communication is transmitted to the appropriate number determined as above provided in this Section XI, (iii) if given by hand delivery, when left at the address of the addressee addressed as above provided, except that notices of a change of address, telecopier or telephone number, shall not be deemed furnished until received.

         SECTION XII. MISCELLANEOUS.(1) This Warrant Certificate and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party or holder hereof against which enforcement of such change, waiver, discharge or termination is sought.

         (2) The headings in this Warrant Certificate are for purposes of reference only and shall not limit or otherwise affect the meaning hereof

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed by its duly authorized officers as of the 5th day of October, 1997.

                                  TOTAL CONTROL PRODUCTS, INC.

                                  By:/s/Nic Gihl
                                     -----------------------------------
                                       Name: Nic Gihl
                                       Title: President
ATTEST:

By:/s/Mark Albert
   -----------------------------------
         Name:Mark Albert
         Title:Assistant Secretary

                                                                       EXHIBIT A


                                  SUBSCRIPTION FORM


                TO BE EXECUTED BY THE REGISTERED HOLDER IF HE DESIRES
                               TO EXERCISE THIS WARRANT





         The undersigned hereby exercises the right to purchase __________ of the Shares covered by this Warrant Certificate according to the conditions thereof and herewith makes payment of the Warrant Exercise Price of such Shares, in full.

                                     [HOLDER]


                                   By:
                                       ----------------------------------
                                   Name:
                                         --------------------------------


                                     [Address]

Dated: ____________________  19__

                                                                       EXHIBIT B

Total Control Products, Inc.
2001 North Janice Avenue
Melrose Park, Illinois 60160
Attention: Chief Executive Officer

         Re: EXERCISE OF WARRANT CERTIFICATE, DATED

To whom it may concern:

         In connection with the undersigned's purchase of Common Stock of Total Control Products, Inc. upon exercise of a Warrant Certificate therefor, the undersigned confirms and agrees as follows:

                 1. The undersigned has sufficient knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its prospective investment in the shares of Common Stock.

                 2. The undersigned understands that it is purchasing the shares of Common Stock pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or any state securities or Blue Sky laws.

                 3. The undersigned is an "accredited investor" as defined in Rule 501(a) of Regulation D under the Act.

                 4. The undersigned agrees that it will not offer, sell, transfer or exchange such shares of Common Stock, except in accordance with the registration requirements under the Act or pursuant to an available exemption therefrom.

         If administrative or legal proceedings are commenced or threatened in connection with which this notice is or would be relevant, the undersigned irrevocably authorizes Total Control Products, Inc. to produce this notice or a copy thereof to any interested party in such proceedings.

Date:


                                  By:
                                      ----------------------------------
                                  Name:
                                        --------------------------------